Financial liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of financial liabilities [abstract]
Financial liabilities
Accounting policies
The Company receives assistance in the form of grants, conditional advances and interest-free loans.
Under IFRS, a repayable advance that does not require the payment of annual interest is considered to be an interest-free loan. The difference between the amount of the advance at historical cost and the advance discounted at the Company's average borrowing rate is considered to be a government grant. These grants are deferred over the estimated duration of the projects they finance.
The long-term (more than one year) portion of conditional advances is recognized in non-current financial liabilities and the short-term portion in current financial liabilities.
Non-repayable conditional loans are treated as government grants when there is reasonable assurance that the Company will comply with the conditions for non-repayment. Otherwise, they are classified in liabilities.
Government grants made available to offset expenses or losses already incurred, or as immediate financial assistance to the Company with no future related costs, are recognized in income in the period in which the grant is allocated.
Financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments. Financial liabilities, including trade and other payables are valued at amortized cost.

Financial liabilities at amortized cost
Loans and other financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments.
They are recognized at amortized cost, which is defined under IFRS 9 as the initial value of a financial asset or liability, after deduction of reimbursement of principal, increased or decreased by the accumulated amortization, calculated using the effective interest rate method.
Transaction costs directly attributable to the acquisition or issuance of financial liabilities are deducted from the financial liabilities. The costs are then amortized on an actuarial basis over the life of the liability using the effective interest rate, namely the rate that exactly discounts estimated future cash flows to the net carrying amount of the financial liability in order to determine its amortized cost.

Details of financial liabilities

	As of December 31,
(in thousands of euros)	2022	2021
Lease liabilities – Short term	962	1,126
Repayable BPI loan advances - Short term	500	800
PGE Loans*	2,632	1,086
EIB Loan – Short term	467	5,192
Total current financial liabilities	4,560	8,204
Lease liabilities – Long term	4,568	5,393
Repayable BPI loan advances – Long term	2,258	2,259
PGE Loans*	6,495	8,982
EIB loan – Long term	35,287	21,182
Total non-current financial liabilities	48,608	37,816
Total financial liabilities	53,169	46,020
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans

Repayable BPI loan advances
The Company receives repayable advances from Banque Publique d’Investissement (formerly known as OSEO Innovation). Some of these advances are interest-free and are fully repayable in the event of technical and/or commercial success.
The other advances bear 1.56% interest. The amount to be reimbursed corresponds to the amount received to date, €2.1 million, increased by the interest amount (see Note 12.1).
In June 2020, Curadigm SAS obtained a €500 thousand conditional advance from Bpifrance, €350 thousand of which was received at the signature date. The remaining €150 thousand were released by Bpifrance after the completion of the project in October 2022, and the funds were received early 2023.

EIB loan
In July 2018, the Company obtained a fixed rate and royalties-based loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and will be repaid in full in 2023. The accumulated fixed-rate interest related to this tranche was to be paid at the same time. The second tranche, with a nominal value of €14 million, was received in March 2019 and was to be repaid between 2021 and 2024. The accumulated fixed-rate interest related to this second tranche was paid twice a year together with the principal due.
The specific conditions for the third tranche were not fulfilled before the July 31, 2021 deadline. Accordingly, the third tranche is no longer available to the Company.
Pursuant to the Amendment Agreement signed on October 18, 2022, as described in Note 4.3, the Company determined that the modifications of the agreement are substantial and is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9.
Therefore the Company estimated the fair value of the new debt that shall be recorded as a liability at the Amendment Agreement date. The fair value of the new debt shall be equal to the present value of the probable future cash flows based on management business plan using an average discount rate representing the prevailing market conditions at date.
Consequently the company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million).After initial recognition of the new debt, this financial liability will be measured at amortized cost.
Pursuant to the terms of the Amendment Agreement, the Company is also required:
•during a six-year royalty calculation period commencing upon commercialization of NBTXR3, to pay (on each June 30 with respect to the preceding year within the calculation period) additional interest in the form of royalties, calculated according to the number of tranches that have been withdrawn and indexed on the annual sales turnover (see Note 4.3). On the date of the Amendment Agreement, the Company calculated estimated future royalties based on its forecast of future annual sales turnover, and this estimated amount was included in the amortized cost of the loan. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original average discount rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable.
•To pay to the EIB a milestone totalling €20 million which is due and payable in two equal instalments. An advance payment of this milestone shall be paid if and when the Company receives upfront or milestone revenues from deals. The amount of the milestone was included in the amortized cost of the loan.
As part of the restructuring, the Company has agreed to maintain a minimum cash balance equal to the outstanding principal owed to EIB (€25.3 million as of December 31, 2022). All other covenants included in the 2018 finance contract remain unchanged. As of December 31, 2022 no covenant is in breach.Based on the actual forecast and failing to receive appropriate cash-in, whether through a partnership and/or equity raise, it is expected this covenant would be breached during the third quarter 2023.
The company estimated the fair value of the new debt, which required determining the present value of estimated discounted future cash flows using an average interest rate representing the prevailing market conditions at the restructuring date. The estimation involved projecting debt cash outflows based on net sales included in the Business Plan as determined by the company's Strategy direction.
Fixed flows, including principal repayments and interest payments at a fixed rate are consistent with the payments of a standard corporate borrowing or bond. To estimate the present value of these fixed flows, the company has determined a discounting rate consisting of a base rate and a credit spread. The base rate was estimated by considering EUR-denominated interest rate swaps at different maturities matching principal and interest payments at financing date (October 18, 2022), while the credit spread was determined by considering corporate bond spread curves of American and European healthcare groups at financing date, assuming a CCC rating for the company. The average between EUR and USD curves was retained due to the company’s international operations, and the high volatility of the EUR curve was also taken into account. The discount rate for fixed flows ranged from 14.95% to 16.09%, depending on the maturity, with the new financing denominated in EUR.
Future royalty payments depend on the company’s net sales forecast and therefore depends on its financial performance. Accordingly, in order to estimate the present value of royalty payments, the company has retained a Weighted Average Cost of Capital (“WACC”) applicable to Nanobiotix, which is traditionally used to discount future operating cash flows which are exposed to standard operating risk (without taking into account the risk of unsuccessful development of studies which is already captured in the cashflows). Using a detailed calculation methodology, the company has estimated the WACC on October 18, 2022 at 30%.

The combination of the above results is an average discount rate of 21.3%.

Consequently the company recognized a financial loss of €6.9 million arising from the difference between (i) the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability (€34.4 million). After initial recognition of the new debt, this financial liability will be measured at amortized cost based on an average discount interest rate of 21.3%

As of December 31, 2022, the Company conducted sensitivity analysis changing the key assumptions used to determine the fair value of the new financial liability :

Fair value P&L impact is composed of both the impact of determining the initial fair value of the debt and the impact of discounting during the year (from October 18, 2022 to December 31, equivalent to €1.4 million).
• Average discount rate sensitivity analysis
With constant cumulated net sales and commercialization date :

(in thousands of euros)	As of December 31, 2022
Average discount rate sensitivity	Base rate -1%	Base rate	Base rate +1%
Average discount rate	20.30%	21.30%	22.30%
Total debt amount	(37,123)	(35,754)	(34,452)
Fair value P&L impact	(9,579)	(8,210)	(6,908)
Global impact	(1,369)	—	1,301

•Commercialization date sensitivity analysis
With constant average discount rate and cumulated net sales :

(in thousands of euros)	As of December 31, 2022
Commercialization date sensitivity	Based date	1 year after (*)
Total debt amount	(35,754)	(31,076)
Fair value P&L impact	(8,210)	(3,532)
Global impact	—	4,678
(*) one year post-poning versus first year of commercialization

•Cumulated net sales sensitivity analysis
With constant average discount rate and commercialization date :

(in thousands of euros)	As of December 31, 2022
Cumulated net sales sensitivity	-10%	Based cumulated net sales	+10%
Total debt amount	(35,584)	(35,754)	(35,923)
Fair value P&L impact	(8,040)	(8,210)	(8,379)
Global impact	169	—	(169)

•Impact on the debt of signing a deal that will generate the PIK early payment
With constant average discount rate, cumulated net sales and commercialization date

(in thousands of euros)	As of December 31, 2022
Date of a deal	No Deal before Aug 2023	Deal before Aug 2023
Effective date of PIK interests to be paid	oct-24	oct-23
Total debt amount	(35,754)	(36,073)
Fair value P&L impact	(8,210)	(8,529)
Global impact	—	(319)

PGE loans
The Company announced in June 2020 that it has received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’État”, or “PGE” in France); the €5 million from HSBC (the ‘‘HSBC PGE Loan’’) was received in June 2020. This loan is booked at amortized cost for a minimum of 12 months and allows the Company to delay the reimbursement of this 12 months loan by 1 to 5 years. The Company used this option and the reimbursement date was delayed by 1 year, starting in September 2022. The effective interest rate amounts to 0.31%. As of December 31, 2022, €661 thousand was repaid from HSBC PGE loan.
On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE loan did not bear any interest for the first 12-month period but, following such 12-month period and for the subsequent 5 years, bears an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan is being reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026. As of December 31, 2022, €425 thousand was repaid from Bpifrance PGE.

12.1 Conditional advance, bank loan and loans from government and public authorities

The table below shows the detail of liabilities recognized on the statements of financial position by type of conditional advances and loans from government and public authorities.
Conditional advances and loans from government and public authorities

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	EIB Loan	Curadigm Bpifrance advance	Total
As of January 1, 2021	2,216	974	29,251	285	32,726
Principal received	—	—	—	—	—
Impact of discounting and accretion	17	19	(5,817)	16	(5,765)
Accumulated fixed interest expense accrual	32	—	1,758	—	1,790
Accumulated variable interest expense accrual	—	—	4,214	—	4,214
Repayment	—	(500)	(3,033)	—	(3,533)
As of December 31, 2021	2,266	493	26,374	300	29,433
Principal received	—	—	—	—	—
Impact of discounting and accretion and initial fair value determination of new instrument	3	7	6,855	17	6,882
Accumulated fixed interest expense accrual	47	—	1,643	—	1,690
Accumulated variable interest expense accrual	—	—	3,740	—	3,740
Repayment	—	(375)	(2,858)	—	(3,233)
As of December 31, 2022	2,316	125	35,754	317	38,512
During the year ended December 31, 2022 the increase in the EIB loan of €6.9million relates to the impact in the framework of the Amendment Agreement with EIB. The Company determined that the modifications of the agreement are substantial and is to be accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability in accordance with IFRS 9 This financial loss arises from the difference between the carrying amount of the financial liability extinguished (€27.5 million) and the fair value of the new financial liability as of the Amendment Agreement date (€34.4 million). (See Note 4.3)
The impact of discounting and accretion of €5.8 million, in 2021 relates to impact from the “catch-up method” related to the variable compensation further to the royalty component in the EIB loan that is linked to future revenue expectations. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original average discount rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. The rest of the catch up impact is presented on the line variable interest future payments.
The expected royalty payments to be made in the future, previously estimated as €3.4 million as of December 31, 2021 according to the former EIB contract have been updated to €32.4 million as of December 31, 2022 as a result of the revised terms of the EIB debt amendment and the revised sales forecast.
Bank loan

(in thousands of euros)	HSBC “PGE” (1)	Bpifrance “PGE” (1)	Total
As of January 1, 2021	5,020	5,044	10,064
Principal received	—	—	—
Impact of discounting and accretion	17	(14)	3
Accumulated fixed interest expense accrual (2)	26	120	146
Repayment	(33)	(112)	(145)
As of December 31, 2021	5,030	5,038	10,068
Principal received	—	—	—
Impact of discounting and accretion	(1)	(7)	(8)
Accumulated fixed interest expense accrual (3)	42	111	153
Repayment	(661)	(425)	(1,086)
As of December 31, 2022	4,409	4,717	9,127
(1)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
(2) In 2021 the fixed interest accrual refers to guaranteed fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.
(3) In 2022 the fixed interest accrual refers to guaranteed fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.

12.2 Lease liabilities

The table below shows the detail of changes in lease liabilities recognized on the statements of financial position over the periods disclosed:

(in thousands of euros)	Lease liabilities
As of January 1, 2021	6,188
New lease contracts	1,476
Impact of discounting of the new lease contracts	(110)
Fixed interest expense	288
Repayment of lease	(1,195)
Early termination of lease contracts	(128)
As of December 31, 2021	6,519
New lease contracts	252
Impact of discounting and accretion	(26)
Fixed interest expense	238
Repayment of lease	(1,331)
Early termination of lease contracts	(122)
As of December 31, 2022	5,530
12.3 Due dates of the financial liabilities

The due dates for repayment of the advances loans and lease liabilities at their nominal value and including fixed-rate interest are as follows:

	As of December 31, 2022
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	300	1,300	837	—
Interest-free Bpifrance loan	125	—	—	—
Curadigm interest-free Bpifrance advance	75	200	75	—
HSBC “PGE”	1,287	2,557	631	—
Bpifrance “PGE”	1,345	2,605	948	—
EIB fixed rate loan	467	7,630	30,184	19,869
Lease liabilities	962	2,292	1,904	971
Total	4,560	16,584	34,579	20,840

	As of December 31, 2021
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	300	1,300	808	—
Interest-free Bpifrance loan	500	—	—	—
Curadigm interest-free Bpifrance advance	—	200	150	—
HSBC “PGE” (1)	661	2,572	1,904	—
Bpifrance “PGE” (1)	425	2,662	2,237	—
EIB fixed rate loan	5,192	28,762	—	—
Lease liabilities	1,126	2,252	2,247	1,714
Total	8,204	37,747	7,346	1,714
(1)”The Company will reimburse the two “PGE”or (“Prêts garantis par l’Etat” or state-guaranteed loans) over 5 years with a deferral of 1 year (last reimbursement being in 2026), for the reasons mentioned in the paragraph below.

The long-term debt obligations relate to the fixed rate interest and principal payable on repayable advances, the interest-free Bpifrance loan, EIB loan, PGE loans and the lease liabilities. These amounts do not include the discounting impact, but only reflect the committed amounts under those contracts as of December 31, 2022.
The outstanding balance of the EIB loan included in the table above was €58.1 million as of December 31, 2022, including €12.8 million of total fixed rate interest to be paid over the term of the loan, out of which €2.3 million was expensed during the year ended December 31, 2022 and €20 million of milestones payable in two equal instalments at the earlier on, respectively, June 30, 2026 and June 30, 2027 and, failing to commercialize, at the new maturity date of the loan. The balance in the table above does not include €32.4 million of estimated variable rate interest, based on the consolidated forecasted sales expected to be generated by the Company during the six-year period beginning upon NBTXR3 commercialization (see Notes 3.2, 4.3 and 12.1).